                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 1, 2007
                                ----------------
                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
                                ----------------
             (Exact name of Registrant as specified in its charter)

        Delaware                     0-11635                 59-2058100
        --------                     -------                 ----------
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
                                 --------------
               Registrant's telephone number, including area code

  Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing  obligation of the  registrant  under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))


  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 1, 2007, the Registrant issued a press release reporting its results of operations for the quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

     99.1 Press Release, dated November 1, 2007.

     99.2 Slides related to Investor Quarterly Call.

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

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PHOTOMEDEX, INC.

Dated: November 1, 2007                         By:   /s/Jeffrey F. O'Donnell
                                                      -----------------------
                                                   Jeffrey F. O'Donnell
                                                   Chief Executive Officer

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

                                  EXHIBIT INDEX
                                  -------------

             Exhibit Number                            Description
             --------------                            -----------
                  99.1                   Press release, dated November 1, 2007.
                  99.2                   Slides related to Investor Quarterly
                                         Call.